UNITED STATES

     SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

     ____________

     FORM 8-K

     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 30, 2008

     ALLIANCE FIBER OPTIC PRODUCTS, INC.

     (Exact name of registrant as specified in its charter)

     Delaware                             0-31857                        77-0554122
(State or other jurisdiction        (Commission                   (IRS Employer
     of incorporation)                    File Number)                 Identification No.)

     275 Gibraltar Drive, Sunnyvale, California      94089

     (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code: (408) 736-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On January 30, 2008, Alliance Fiber Optic Products, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2007. A copy of the earnings release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit           Description

99.1             Press Release dated January 30, 2008 announcing fourth quarter and year end 2007 results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 30, 2008

ALLIANCE FIBER OPTIC PRODUCTS, INC.

By     /s/ Anita K. Ho
Name:     Anita K. Ho

Title:     Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number      Description

99.1            Press release dated January 30, 2008 announcing fourth quarter and year end 2007 results.